UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2012

BIOGERON, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32829	88-0470235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1802 N. Carson Street, Suite 212-3018 Carson City, Nevada	89701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (775) 887-0670

ANGEL ACQUISITION CORP.

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 28, 2012, the Registrant accepted the resignations of Michael Edwards as sole officer and sole director of the Registrant.  At this time no one has been chosen to fill the vacancies created by Mr. Edwards resignations.

SIGNATURES

Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

BIOGERON, INC. (Registrant)

Date: March 28, 2012	/s/ Michael Edwards Michael Edwards Chief Executive Officer